UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 29, 2023
Enhabit, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41406	47-2409192
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206
(Address of principal executive offices, including zip code)
(214) 239-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On September 29, 2023, Enhabit, Inc. (the “Company” or “Enhabit”), entered into a Limited Waiver (the “Waiver”) with Wells Fargo Bank, National Association, as administrative agent to the other lenders (the “Administrative Agent”) under its Credit Agreement, dated as of June 1, 2022, among the Company, as borrower, the Administrative Agent, as administrative agent, collateral agent, and swingline lender, and the other lenders party thereto, and the First Amendment to Credit Agreement dated as of June 27, 2023 (as amended, the “Credit Agreement”).
After consultation with the Administrative Agent regarding a potential breach of the Total Net Leverage Ratio (as defined in the Credit Agreement) for the third quarter of 2023, the Company entered into the Waiver to waive the Company’s compliance with the financial covenants for the next required test date of September 30, 2023. The Waiver also requires that, until such time as the Company certifies compliance with the waived financial covenants, the aggregate principal amount of the Company’s Revolving Loans allowed under the Credit Agreement shall be decreased from $350,000,000 to $230,000,000. All other covenants and terms of the Credit Agreement remain unchanged and in effect.
The foregoing description of the Waiver does not purport to be complete and is qualified in its entirety by reference to the full text of the Waiver, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.
The information provided in Item 1.01 of this Form 8-K is hereby incorporated into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
10.1
Limited Waiver to the Credit Agreement, dated as of September 29, 2023, by and among Enhabit, Inc., Wells Fargo Bank, as administrative agent, collateral agent, and swingline lender, and various other lenders.

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENHABIT, INC.
By:	/s/ Dylan C. Black
	Name:	Dylan C. Black
	Title:	General Counsel
Dated: October 2, 2023